COMMON STOCK

NUMBER                                                                   SHARES

                           EMPYREAN BIOSCIENCE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING

                                                               CUSIP 29245E 10 3


     This  Certifies that  __________________________________  is the registered holder of  ______________________________________________________________ Shares
   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                           EMPYREAN BIOSCIENCE, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ___________________ A.D. _________ .

/s/ Raymond Dean                                       /s/ Stephen Hayter
-----------------------                                -------------------------
Raymond Dean                                           Stephen Hayter
Secretary                                              President

JERSEY TRANSFER AND TRUST CO.
201 BLOOMFIELD AVE. BOX #36
VERONA, NEW JERSEY 07044


-------------------------------------
AUTHORIZED SIGNATURE
TRANSFER AGENT

     FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto __________________________________________________________________
________________________________________________________________________  Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

In presence of


_____________________________________________


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.